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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2003


                             Ark Restaurants Corp.
             (Exact name of registrant as specified in its charter)


                                     0-14030
                            (Commission File Number)

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
         New York                            13-3156768
 ---------------------------           --------------------------------
(State or other jurisdiction          (I.R.S. Employer Identification)
      of incorporation)
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                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
             (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)



ITEM 5.    OTHER EVENTS

     On July 31, 2003, Ark Restaurants Corp. issued a press release entitled "Ark Restaurants to Broadcast Review of Third Quarter Results over the Internet." A copy of the press release is attached as Exhibit 99.1.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ARK RESTAURANT CORP.


                          By: /s/ Michael Weinstein
                              ---------------------
                          Chief Executive Officer



                           By: /s/ Robert Stewart
                               ------------------
                           Chief Financial Officer


Date:  August 5, 2003


INDEX TO EXHIBITS

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
 Exhibit   Description
 -------   -----------
  99.1 Press Release dated July 31, 2003 entitled "Ark Restaurants to Broadcast Review of Third Quarter Results over the Internet."

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